UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 22, 2006

United Online, Inc.

(Exact Name of Registrant as specified in Charter)

Delaware	000-33367	77-0575839
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

21301 Burbank Boulevard

Woodland Hills, California 91367

(Address of principal executive offices) (Zip Code)

Telephone: (818) 287-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

At the recommendation of Mark R. Goldston, on May 22, 2006, the Board of Directors of United Online, Inc. (the “Company”) appointed Charles S. Hilliard, formerly the Company’s Executive Vice President, Finance and Chief Financial Officer, to President and Chief Financial Officer of the Company.  Mr. Hilliard will continue to report to Mark R. Goldston, who will continue to serve as the Company’s Chairman of the Board of Directors and Chief Executive Officer. Additional information about Mr. Hilliard is set forth in the Company’s Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 12, 2006 and is incorporated herein by reference.

A description of the material terms of the Amended and Restated Employment Agreement between the Company and Mr. Hilliard was set forth in the Company’s Schedule 14A filed with the SEC on April 12, 2006, which description is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May	23, 2006	UNITED ONLINE, INC.

/s/ CHARLES S. HILLIARD
Name: Charles S. Hilliard
Title: President and Chief Financial Officer